HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
As of September 30, 2010
(Unaudited)

	Historical	Sale of		Pro Forma
	Hollywood Media Corp.(5)	Broadway Ticketing		Hollywood Media Corp.

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$7,308,487	$20,062,672	(1),(2)	$27,371,159
Receivables, net	1,254,471	(634,747	)(2)	619,724
Inventories held for sale, net	5,244,485	(5,244,485	)(2)	-
Deferred ticket costs	9,934,718	(9,934,718	)(2)	-
Prepaid expenses	2,942,893	(1,799,918	)(2),(4)	1,142,975
Other receivables	1,136,173	(816,646	)(2)	319,527
Other current assets	9,911	(9,911	)(2)	-
Related party receivable	242,182	-		242,182
Restricted cash	1,221,000	(1,221,000	)(2)	-
Total current assets	29,294,320	401,247		29,695,567

PROPERTY AND EQUIPMENT, net	3,793,541	(3,315,868	)(2)	477,673
INVESTMENTS IN AND ADVANCES TO UNCONSOLIDATED INVESTEES	826,889	-		826,889
INTANGIBLE ASSETS, net	206,070	(173,244	)(2)	32,826
GOODWILL	20,230,119	(5,634,336	)(2)	14,595,783
OTHER ASSETS	21,082	-		21,082
TOTAL ASSETS	$54,372,021	$(8,722,201)		$45,649,820

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$1,234,466	$(442,512	)(2)	$791,954
Accrued expenses and other	3,154,284	3,051,835	(2),(3)	6,206,119
Deferred revenue	13,013,628	(11,901,206	)(2)	1,112,422
Gift certificate liability	3,497,188	(3,497,188	)(2)	-
Customer deposits	360,423	(360,423	)(2)	-
Current portion of capital lease obligations	75,979	(3,055	)(2)	72,924
Current portion of notes payable	6,380	-		6,380
Total current liabilities	21,342,348	(13,152,549)		8,189,799

DEFERRED REVENUE	158,654	-		158,654
CAPITAL LEASE OBLIGATIONS, less current portion	18,630	-		18,630
OTHER DEFERRED LIABILITY	956,270	(857,791	)(2)	98,479
NOTES PAYABLE, less current portion	-	-		-

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
Preferred Stock, $.01 par value, 1,000,000 shares authorized; none outstanding	-	-		-
Common stock, $.01 par value, 100,000,000 shares authorized; 31,179,066 and 31,037,656 shares issued and outstanding at September, 2010 and December 31, 2009, respectively	311,791	-		311,791
Additional paid-in capital	309,695,522	-		309,695,522
Accumulated deficit	(278,124,706)	5,288,139	(4),(9)	(272,836,567)
Total Hollywood Media Corp shareholders' equity	31,882,607	5,288,139		37,170,746
Non-controlling interest	13,512	-		13,512
	31,896,119	5,288,139		37,184,258
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$54,372,021	$(8,722,201)		$45,649,820

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the nine months ended September 30, 2010
(Unaudited)

	Historical	Sale of	Pro Forma
	Hollywood Media Corp.(7)	Broadway Ticketing (8)	Hollywood Media Corp.

NET REVENUES
Ticketing	$79,317,020	$(79,317,020)	$-
Other	2,981,093	-	2,981,093
	82,298,113	(79,317,020)	2,981,093

OPERATING COSTS AND EXPENSES
Cost of revenues - ticketing	64,578,465	(64,578,465)	-
Editorial, production, development and technology	1,974,184	-	1,974,184
Selling, general and administrative	8,415,751	(5,132,071)	3,283,680
Payroll and benefits	8,339,384	(4,745,504)	3,593,880
Depreciation and amortization	1,111,322	(671,742)	439,580

Total operating costs and expenses	84,419,106	(75,127,782)	9,291,324

Loss from operations	(2,120,993)	(4,189,238)	(6,310,231)

EQUITY IN EARNINGS OF UNCONSOLIDATED INVESTEES	636,839	-	636,839

OTHER INCOME
Interest, net	11,605	(868)	10,737
Other, net	118,737	13,425	132,162

Loss from continuing operations	(1,353,812)	(4,176,681)	(5,530,493)

Income from discontinued operations	506,902	-	506,902

Net loss	(846,910)	(4,176,681)	(5,023,591)

NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	38,052	-	38,052

Net loss attributable to Hollywood Media Corp	$(808,858)	$(4,176,681)	$(4,985,539)

Basic and diluted income (loss) per common share
Continuing operations	$(0.04)		$(0.18)
Discontinued operations	0.02		0.02
Total basic and diluted net loss per share	$(0.02)		$(0.16)

Weighted average common and common equivalent shares
outstanding - basic	30,920,354		30,920,354

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the nine months ended September 30, 2009
(Unaudited)

	Historical	Sale of	Pro Forma
	Hollywood Media Corp.(7)	Broadway Ticketing (8)	Hollywood Media Corp.

NET REVENUES
Ticketing	$69,979,418	$(69,979,418)	$-
Other	3,441,400	-	3,441,400
	73,420,818	(69,979,418)	3,441,400

OPERATING COSTS AND EXPENSES
Cost of revenues - ticketing	57,768,570	(57,768,570)	-
Editorial, production, development and technology	1,944,210	-	1,944,210
Selling, general and administrative	7,572,482	(4,294,318)	3,278,164
Payroll and benefits	7,402,148	(4,112,432)	3,289,716
Depreciation and amortization	1,184,187	(617,505)	566,682

Total operating costs and expenses	75,871,597	(66,792,825)	9,078,772

Loss from operations	(2,450,779)	(3,186,593)	(5,637,372)

EARNINGS (LOSSES) OF UNCONSOLIDATED INVESTEES
Equity in earnings of unconsolidated investees	1,912,906	-	1,912,906
Impairment loss	(5,000,000)	-	(5,000,000)
Total equity in earnings (losses) of unconsolidated investees	(3,087,094)	-	(3,087,094)

OTHER INCOME
Interest, net	18,714	(10,092)	8,622
Other, net	(156,069)	194,536	38,467

Loss from continuing operations	(5,675,228)	(3,002,149)	(8,677,377)

Income from discontinued operations	472,487	-	472,487

Net loss	(5,202,741)	(3,002,149)	(8,204,890)

NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTEREST	(32,821)	-	(32,821)

Net loss attributable to Hollywood Media Corp	$(5,235,562)	$(3,002,149)	$(8,237,711)

Basic and diluted income (loss) per common share
Continuing operations	$(0.19)		$(0.28)
Discontinued operations	0.02		0.02
Total basic and diluted net loss per share	$(0.17)		$(0.26)

Weighted average common and common equivalent shares
outstanding - basic and diluted	30,565,413		30,565,413

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the year ended December 31, 2009
(Unaudited)

	Historical	Sale of	Pro Forma
	Hollywood Media Corp.(6)	Broadway Ticketing (8)	Hollywood Media Corp.

NET REVENUES
Ticketing	$98,860,362	$(98,860,362)	$-
Other	4,518,548	-	4,518,548
	103,378,910	(98,860,362)	4,518,548

OPERATING COSTS AND EXPENSES
Cost of revenues - ticketing	81,014,536	(81,014,536)	-
Editorial, production, development and technology	2,569,354	-	2,569,354
Selling, general and administrative	10,827,719	(6,487,658)	4,340,061
Payroll and benefits	10,574,375	(5,701,977)	4,872,398
Depreciation and amortization	1,590,598	(846,603)	743,995

Total operating costs and expenses	106,576,582	(94,050,774)	12,525,808

Loss from operations	(3,197,672)	(4,809,588)	(8,007,260)

EARNINGS (LOSSES) OF UNCONSOLIDATED INVESTEES
Equity in earnings of unconsolidated investees	2,006,498	-	2,006,498
Impairment loss	(5,000,000)	-	(5,000,000)

Total equity in losses of unconsolidated investees	(2,993,502)	-	(2,993,502)

OTHER INCOME (EXPENSE)
Interest, net	28,922	(12,761)	16,161
Other, net	(75,146)	123,205	48,059

Loss from continuing operations	(6,237,398)	(4,699,144)	(10,936,542)

Income from discontinued operations	614,572	-	614,572

Net loss	(5,622,826)	(4,699,144)	(10,321,970)

NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	2,409	-	2,409

Net loss attributable to Hollywood Media Corp	$(5,620,417)	$(4,699,144)	$(10,319,561)

Basic and diluted income (loss) per common share
Continuing operations	$(0.20)		$(0.36)
Discontinued operations	0.02		0.02
Total basic and diluted net loss per share	$(0.18)		$(0.34)

Weighted average common and common equivalent shares
outstanding - basic and diluted	30,584,902		30,584,902

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year ended December 31, 2008
(Unaudited)

	Historical	Sale of	Pro Forma
	Hollywood Media Corp.(6)	Broadway Ticketing (8)	Hollywood Media Corp.

NET REVENUES
Ticketing	$110,918,969	$(110,918,969)	$-
Other	6,138,962	-	6,138,962
	117,057,931	(110,918,969)	6,138,962

OPERATING COSTS AND EXPENSES
Cost of revenues - ticketing	92,882,066	(92,882,066)	-
Editorial, production, development and technology	3,323,546	-	3,323,546
Selling, general and administrative	13,932,852	(7,996,054)	5,936,798
Payroll and benefits	13,284,857	(6,631,118)	6,653,739
Impairment Loss	3,524,697	-	3,524,697
Depreciation and amortization	2,224,831	(876,049)	1,348,782

Total operating costs and expenses	129,172,849	(108,385,287)	20,787,562

Loss from operations	(12,114,918)	(2,533,682)	(14,648,600)

EQUITY IN EARNINGS OF UNCONSOLIDATED INVESTEES	1,160,623	-	1,160,623

OTHER INCOME (EXPENSE)
Interest, net	425,251	(65,451)	359,800
Other, net	44,958	(1,260)	43,698

Loss from continuing operations	(10,484,086)	(2,600,393)	(13,084,479)

Loss on sale of discontinued operations, net of income taxes	(4,655,122)	-	(4,655,122)
Loss from discontinued operations	(1,635,750)	-	(1,635,750)

Loss from discontinued operations	(6,290,872)	-	(6,290,872)

Net loss	(16,774,958)	(2,600,393)	(19,375,351)

NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTEREST	(81,365)	-	(81,365)

Net loss attributable to Hollywood Media Corp	$(16,856,323)	$(2,600,393)	$(19,456,716)

Basic and diluted loss per common share
Continuing operations	$(0.33)		$(0.41)
Discontinued operations	(0.20)		(0.20)
Total basic and diluted net loss per share	$(0.53)		$(0.61)

Weighted average common and common equivalent shares
outstanding - basic and diluted	31,793,853		31,793,853

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year ended December 31, 2007
(Unaudited)

	Historical	Sale of	Pro Forma
	Hollywood Media Corp.(6)	Broadway Ticketing (8)	Hollywood Media Corp.

NET REVENUES
Ticketing	$111,792,068	$(111,792,068)	$-
Other	6,369,156	-	6,369,156
	118,161,224	(111,792,068)	6,369,156

OPERATING COSTS AND EXPENSES
Cost of revenues - ticketing	94,017,924	(94,017,924)	-
Editorial, production, development and technology	3,590,192	-	3,590,192
Selling, general and administrative	14,269,974	(8,063,461)	6,206,513
Payroll and benefits	13,368,817	(6,707,021)	6,661,796
Depreciation and amortization	1,378,492	(351,310)	1,027,182

Total operating costs and expenses	126,625,399	(109,139,716)	17,485,683

Loss from operations	(8,464,175)	(2,652,352)	(11,116,527)

EQUITY IN EARNINGS OF UNCONSOLIDATED INVESTEES	4,747	-	4,747

OTHER INCOME (EXPENSE)
Interest, net	199,437	(74,468)	124,969
Other, net	(50,935)	35,559	(15,376)

Loss from continuing operations	(8,310,926)	(2,691,261)	(11,002,187)

Gain on sale of discontinued operations, net of income taxes	10,254,287	-	10,254,287
Loss from discontinued operations	(211,993)	-	(211,993)

Income from discontinued operations	10,042,294	-	10,042,294

Net income (loss)	1,731,368	(2,691,261)	(959,893)

NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	3,241	-	3,241

Net income (loss) attributable to Hollywood Media Corp	$1,734,609	$(2,691,261)	$(956,652)

Basic and diluted income (loss) per common share
Continuing operations	$(0.25)		$(0.33)
Discontinued operations	0.30		0.30
Total basic and diluted net gain (loss) per share	$0.05		$(0.03)

Weighted average common and common equivalent shares
outstanding - basic and diluted	33,303,886		33,303,886

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
Notes to the Pro Forma Condensed Consolidated Financial Statements
(Unaudited)

(1)	To record the cash proceeds of $20,000,000.

(2)	Represents adjustments to eliminate assets and liabilities of the Broadway Ticketing businesses.

(3)	The amount includes an accrual for estimated transaction expenses, costs and fees associated with the sale of $4,749,260.

(4)	To record the gain on sale of the stock of the Broadway Ticketing business. The note receivable, earnout receivable and put/call option were recorded at fair value.

The reconciliation of net gain is as follows:
Proceeds received	$20,000,000
Working capital	3,624,033
Net assets sold	(12,386,634)
Prepaid transaction costs	(1,200,000)
Accrued transaction expense	(4,749,260)

Net gain	$5,288,139

(5)	Represents the Condensed Consolidated Balance Sheet included in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2010.

(6)	Represents the Condensed Consolidated Statements of Operations included in the Company's Annual Report on Form 10-K for the years ended December 31, 2009, 2008 and 2007, as applicable.

(7)	Represents the Condensed Consolidated Statements of Operations included in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2010 and 2009, as applicable.

(8)
Represents adjustments to eliminate the results of operations of the Broadway Ticketing business that the Company believes are directly attributable to the sale and are factually supportable and will not continue after sale.

(9)
The note receivable, earnout receivable and put/call option have been valued at fair value and fully reserved for in the proforma financial statements. The fair value is offset with a full reserve due to Key Brand's Entertainment current non-compliance with their senior lending facility.